UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     September 20, 2006
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                    EXCELLENCY INVESTMENT REALTY TRUST, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Maryland                     000-50675               73-0731559
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(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)               File Number)          Identification No.)


    270 Laurel Street, 1st Floor Office, Hartford, CT               06105
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       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code  (860) 728-1959
                                                   -----------------------------

                             Gift Liquidators, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry into a Material Definitive Agreement.

         On September 20, 2006, Gift Liquidators, Inc., an Oklahoma corporation, reincorporated in the State of Maryland by virtue of its merger with and into its wholly-owned subsidiary, Excellency Investment Realty Trust, Inc., a Maryland corporation (the "Reincorporation by Merger"). The Reincorporation by Merger was consummated pursuant to an Agreement and Plan of Merger by and between Gift Liquidators, Inc. and Excellency Investment Realty Trust, Inc., dated July 19, 2006 (the "Merger Agreement"), a copy of which is filed as
Exhibit 2.1 hereto. The surviving entity will be known as Excellency Investment Realty Trust, Inc.

         In order to effectuate the Reincorporation by Merger, (a) as of September 18, 2006, a Certificate of Ownership and Merger (the "Oklahoma Certificate of Merger") was filed with the Secretary of State of the State of Oklahoma, pursuant to Section 18-1082 of the Oklahoma General Corporations Act; and (b) as of September 20, 2006, Articles of Merger (the "Maryland Articles of Merger") were filed with the Maryland State Department of Assessments and Taxation, pursuant to Section 3-107 of the Maryland Corporations and Associations Law . Copies of the Oklahoma Certificate of Merger and Maryland Articles of Merger are filed as Exhibits 3.3 and 3.4 hereto, respectively.

         As a result of the Reincorporation by Merger, among other things:

          o Each share of Gift Liquidators, Inc.'s issued and outstanding common stock and preferred stock was converted into one share of Excellency Investment Realty Trust, Inc.'s common stock and preferred stock, respectively;

          o The title to all of Gift Liquidators, Inc.'s property automatically vested in Excellency Investment Realty Trust, Inc.;

          o Excellency Investment Realty Trust, Inc. assumed all of Gift Liquidators, Inc.'s liabilities;

          o Corporate actions of the surviving entity are now governed by the Maryland Corporations and Associations Law and by Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation and Bylaws;

          o David Mladen, Gift Liquidators, Inc.'s sole officer and director, continued to serve as the sole officer and director of the surviving entity;

          o The trading symbol for the surviving entity's common stock, which is quoted on the over-the-counter bulletin board of the National Association of Securities Dealers, was changed to "EIVR"; and

          o The total number of shares of stock which the surviving entity is authorized to issue has increased to 201,000,000 shares, of which 200,000,000 shares are common stock, $0.01 par value per share and 1,000,000 are preferred stock, par value $0.01.

         While the Reincorporation by Merger resulted in changes to Gift Liquidators, Inc.'s name and state of incorporation, as well as the other changes listed above, it did not result in any material changes to its business, management, assets, liabilities or net worth.

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

         Each stock certificate representing shares of Gift Liquidators, Inc. stock that was issued and outstanding immediately before the Reincorporation by Merger automatically represents the same number of shares of stock of the same class and series of Excellency Investment Realty Trust, Inc.

Item 3.03         Material Modification to Rights of Security Holders.

         Prior to the Reincorporation by Merger, Gift Liquidators, Inc.'s corporate affairs were governed by the corporate law of Oklahoma, and its Articles of Incorporation, as amended, and Bylaws (the "Oklahoma Charter and Bylaws"), each of which were adopted under Oklahoma law. Pursuant to the Merger Agreement, described above, and as a result of the consummation of the Reincorporation by Merger, the Articles of Amendment and Restatement of Articles of Incorporation and Bylaws of Excellency Investment Realty Trust, Inc. in effect immediately prior to the consummation of the Reincorporation by Merger (the "Maryland Charter and Bylaws") became the charter and Bylaws of the surviving entity. Accordingly, the instruments defining the rights of holders of the surviving entity's common stock will now be the Maryland Charter and Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively. Additionally, as a result of the Reincorporation by Merger, Maryland corporate law will generally be applicable in the determination of the rights of stockholders of the surviving entity under state corporate laws.

         A description of the general effects of the replacement of the Oklahoma Charter and Bylaws with the Maryland Charter and Bylaws, and the applicability of Maryland corporate law rather than Oklahoma corporate law in the determination of the rights of stockholders of the surviving entity, has previously been reported by Gift Liquidators, Inc. in its Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on August 11, 2006 (the "Information Statement"). We hereby incorporate into this Form 8-K by reference in their entirety and refer you to the following Sections of the Information Statement: "Reincorporation by Merger" (pp. 1-2); "Questions and Answers" (pp. 2-10); "Differences Between Our Charter and Bylaw Provisions and those of Excellency Investment Realty Trust and the Provisions of Maryland and Oklahoma Law" (pp. 10-21); and "Dissenter's Rights" (p. 21).

Item 9.01         Financial Statement and Exhibits

       (d)    Exhibits

Exhibit No.                             Description of Exhibit
-----------                             ----------------------

  2.1 Agreement and Plan of Merger between Gift Liquidators, Inc. and Excellency Investment Realty Trust, Inc., dated July 19, 2006(1)

  3.1 Articles of Amendment and Restatement of Articles of Incorporation of Excellency Investment Realty Trust, Inc.(1)

  3.2    Bylaws of Excellency Investment Realty Trust, Inc.(1)

  3.3 Certificate of Ownership and Merger, filed with the Secretary of State of the State of Oklahoma on September 18, 2006(2)

  3.4 Articles of Merger, filed with the Maryland State Department of Assessments and Taxation on September 20, 2006(2)

__________________

(1) Incorporated by reference from our Quarterly Report on Form 10-QSB, filed August 21, 2006
(2)    Filed herewith



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                EXCELLENCY INVESTMENT REALTY
                                                TRUST, INC.


Date:   September 25, 2006                      By:  /s/ David Mladen
      ------------------------------               -----------------------------
                                                         David Mladen
                                                         President




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